Exhibit 99.1

Joint Filing Agreement

The undersigned acknowledge and agree that the Schedule 13G with respect to beneficial ownership by the undersigned of shares of common stock, $0.01 par value, of Gener8 Maritime, Inc., a Marshall Islands corporation, filed on or about the date hereof is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, and that all subsequent amendments to such Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements.  The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that such person or entity knows or has reason to believe that such information is inaccurate.  This agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which counterparts taken together shall constitute one and the same instrument

Signature page follows.

Date: October 26, 2015	ARF II MARITIME HOLDINGS LLC
	By:	Aurora Resurgence Fund II, L.P.,
its sole member
	By:	Aurora Resurgence Capital Partners II LLC,
its general partner

	By:	/s/ Timothy J. Hart
		Name:	Timothy J. Hart
		Title:	Vice President, Secretary and General Counsel

Date: October 26, 2015	AURORA RESURGENCE FUND II L.P.
	By:	Aurora Resurgence Capital Partners II LLC,
its general partner

	By:	/s/ Timothy J. Hart
		Name:	Timothy J. Hart
		Title:	Vice President, Secretary and General Counsel

Date: October 26, 2015	AURORA RESURGENCE CAPITAL PARTNERS II LLC

	By:	/s/ Timothy J. Hart
		Name:	Timothy J. Hart
		Title:	Vice President, Secretary and General Counsel

Date: October 26, 2015	ARF II MARITIME EQUITY PARTNERS LP
	By:	Aurora Resurgence Advisors II LLC,
its general partner

	By:	/s/ Timothy J. Hart
		Name:	Timothy J. Hart
		Title:	Vice President, Secretary and General Counsel

Date: October 26, 2015	AURORA RESURGENCE ADVISORS II LLC

	By:	/s/ Timothy J. Hart
		Name:	Timothy J. Hart
		Title:	Vice President, Secretary and General Counsel

SIGNATURE PAGE TO JOINT FILING AGREEMENT

Date: October 26, 2015	ARF II MARITIME EQUITY CO-INVESTORS LLC
	By:	Aurora Resurgence Advisors II LLC,
its general partner

	By:	/s/ Timothy J. Hart
		Name:	Timothy J. Hart
		Title:	Vice President, Secretary and General Counsel

Date: October 26, 2015			/s/ Gerald L. Parsky
Gerald L. Parsky

Date: October 26, 2015			/s/ Steven D. Smith
Steven D. Smith

SIGNATURE PAGE TO JOINT FILING AGREEMENT